UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2017

Bioverativ Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37859	81-3461310
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Second Avenue, Waltham, Massachusetts 02451

(Address of principal executive offices; Zip Code)

Registrant’s telephone number, including area code: (888) 862 - 0575

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Agreements with Biogen Inc.

On February 1, 2017, Biogen Inc. (“Biogen”) completed the previously announced separation of its hemophilia business, and certain other assets and liabilities, into a separate, independent publicly traded company by way of a distribution of all of the then outstanding shares of common stock of Bioverativ Inc. (the “Company”) through a special dividend distribution of one share of the Company’s common stock, par value $0.001 per share (“Common Stock”), for every two shares of Biogen common stock held by Biogen stockholders as of the close of business on January 17, 2017, the record date for the distribution (the entire transaction being the “Separation”). As a result of the Separation, the Company became an independent public company and commenced regular way trading under the symbol “BIVV” on the Global Select Market of The Nasdaq Stock Market LLC (“NASDAQ”) on February 2, 2017.

In connection with the Separation, on January 31, 2017, the Company entered into certain agreements with Biogen (including certain subsidiaries thereof) to provide a framework for the Company’s relationship with Biogen following the Separation, including, among others, the following agreements:

•                  Separation Agreement

•                  Tax Matters Agreement

•                  Employee Matters Agreement

•                  Manufacturing and Supply Agreement

In addition, in connection with the Separation, effective as of February 1, 2017, the Company entered into a Transition Services Agreement and an Intellectual Property License Agreement with Biogen (including certain subsidiaries thereof).

A summary of each of the foregoing agreements can be found in the section entitled “Certain Relationships and Related Person Transactions—Agreements with Biogen” of the Information Statement (the “Information Statement”), dated December 22, 2016, filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on January 11, 2017, and is incorporated into this Item 1.01 by reference. In addition, the descriptions of the foregoing agreements are qualified in their entirety by reference to the complete terms and conditions of those agreements, which are attached as Exhibits 2.1, 2.2, 2.3, 2.4, 2.5 and 2.6, respectively, to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 5.01. Changes in Control of Registrant.

Immediately prior to the Separation, the Company was a wholly owned subsidiary of Biogen. Following completion of the Separation, the Company became an independent, publicly traded company, and Biogen retains no ownership interest in the Company. The description of the Separation included under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Executive Officers

In connection with the Separation, the following individuals were elected to the positions as set forth in the table below:

Name	Position
John Cox	Chief Executive Officer
John Greene	Executive Vice President, Chief Financial Officer and Treasurer
Rogério Vivaldi Coehlo, M.D.	Executive Vice President and Chief Global Therapeutic Operations Officer
Richard Brudnick	Executive Vice President of Business Development
Lucia Celona	Executive Vice President, Chief Human Resources and Corporate Communications Officer
Andrea DiFabio	Executive Vice President, Chief Legal Officer and Secretary
Diantha Duvall	Vice President, Finance and Chief Accounting Officer

Biographical information for each of the executive officers named above other than Ms. Duvall can be found in the Information Statement under the section entitled “Management—Executive Officers Following the Distribution,” which is incorporated into this Item 5.02 by reference.

Immediately prior to the Separation, Diantha Duvall was elected to the position of Vice President, Finance and Chief Accounting Officer. Diantha Duvall, 45, previously served as Global Commercial Controller for Biogen since January 2016 and U.S. Commercial Controller since February 2015. In those roles, she was responsible for commercial financial reporting, technical accounting and controls. From 2009 to 2015, Ms. Duvall held several finance positions at Merck Inc., a global pharmaceutical company. Ms. Duvall has a Master of Science in Accounting and Master of Business Administration from Northeastern University and a Bachelor of Arts from Colby College. Effective immediately prior to the Separation, Ms. Duvall’s base salary was $260,000 per year and her target annual cash incentive opportunity was 25% of base salary. Her target long-term incentive grant, consisted of restricted stock units having an aggregate grant date value of $105,000, which were granted under the Biogen 2008 Omnibus Equity Plan.

Adoption of Equity, Incentive and Savings Plans

In connection with the Separation, the Board adopted and Biogen, in its capacity as the sole stockholder of the Company prior to the Separation, approved, the following equity compensation plans: the Bioverativ Inc. 2017 Performance-Based Management Incentive Plan (“Performance-Based Management Incentive Plan”); the Bioverativ Inc. 2017 Omnibus Equity Plan (“Omnibus Equity Plan”); the Bioverativ Inc. 2017 Non-Employee Directors Equity Plan (“Non-Employee Directors Equity Plan”); and the Bioverativ Inc. 2017 Employee Stock Purchase Plan (“ESPP”) for the Company’s employees, executive officers and non-employee directors. In addition, the Board adopted the Bioverativ Inc. Supplemental Savings Plan (the “SSP”) and the Bioverativ Voluntary Board of Directors Savings Plan (“Directors Savings Plan”).

A summary of the principal terms of each of the Performance-Based Management Incentive Plan and the Omnibus Equity Plan, is set forth in the Information Statement in the section entitled “Executive Compensation-Anticipated Bioverativ Compensation Plans”, which summary is incorporated into this Item 5.02 by reference. A summary of the principal terms of the Non-Employee Directors Equity Plan, the ESPP, the SSP and the Directors Savings Plan is set forth below.

Non-Employee Directors Equity Plan.  The Non-Employee Directors Equity Plan is intended to encourage ownership of shares of Common Stock by non-employee directors of the Company and its affiliates. The Non-Employee Directors Equity Plan is administered by the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”). The Non-Employee Directors Equity Plan provides the Committee with the authority to make awards to non-employee directors in the form of stock options, stock appreciation rights, restricted stock or restricted stock units of the Company, or other equity based awards, as determined by the Committee. The Committee may also permit the non-employee directors to elect to receive annual retainers and/or meeting fees in the form of awards under the Non-Employee Directors Equity Plan.

The aggregate number of shares of Common Stock which may be granted under the Non-Employee Directors Equity Plan is 2,250,000. The grant of any award, other than a stock option or a stock appreciation right, shall reduce the number of shares of Common Stock available for issuance under the plan by one and one-half (1.5) shares of Common Stock for each such share subject to the award. The grant of a stock option or a stock appreciation right shall reduce the number of available shares by one (1) share for each share subject to the stock option or stock appreciation right, even if fewer shares are issued upon exercise of the award.

Upon initial election to the Board, non-employee directors may be granted one or more awards consistent with the terms of the Non-Employee Directors Plan.

Initial grants will vest in equal annual installments over three years from the date of grant.

In addition, on the date of each annual stockholders meeting, commencing with the 2018 annual meeting of stockholders, non-employee directors shall be granted one or more awards consistent with the provisions of the Plan. Annual grants will vest on the one-year anniversary of the date of grant or such longer period and in such increments as the Committee may otherwise determine.

The Non-Employee Directors Equity Plan will terminate on the tenth anniversary of February 1, 2017, the effective date of the Non-Employee Directors Equity Plan. Any awards granted before the Non-Employee Directors Equity Plan expires may extend beyond the expiration date.

ESPP.  The purpose of the ESPP, which is administered by the Committee, is to enable eligible employees of the Company and certain of its subsidiaries to use payroll deductions to purchase shares of Common Stock and thereby acquire an ownership interest in the Company. The ESPP is intended to qualify as an “employee stock purchase plan” meeting the requirements of Section 423 of the Internal Revenue Code. The ESPP share reserve consists of 1,625,000 shares of Common Stock.

The ESPP allows eligible employees to purchase shares of Common Stock during certain offering periods, which generally will consist of successive three-month periods commencing on the first business day of each calendar quarter and ending on the last business day of each calendar quarter of each year. No participant may, on any purchase date, purchase more than 1,250 shares of Common Stock (or such lesser number as the Committee may prescribe).

The purchase price per share of Common Stock applicable to purchases during each offering period under the ESPP will be eighty-five percent (85%) (or such greater percentage as the Committee may designate) of the lower of (i) the fair market value per share of Common Stock on the first day of the offering period or (ii) the fair market value per share of Common Stock on the purchase date.

No purchase rights will be granted under the ESPP after the earliest to occur of (i) the day before the tenth anniversary of the effective date of the plan, (ii) the date on which all shares available for issuance under the ESPP have been issued or (iii) the termination of the ESPP by the Company.

SSP.  The purpose of the SSP, which will be administered by the Committee, is to provide our named executive officers and certain other of our U.S.-based management with additional tax-deferred savings opportunities supplementing those under our 401(k) plan.  The SSP provides eligible employees whose base salary and annual cash incentives for the year exceed a specified limit ($270,000 in 2017) to receive a Company-paid restoration match on the portion of their base salary and annual cash incentive that exceeds this limit; the restoration match equals 6% of this excess compensation. The restoration match feature is intended to replace the amount of matching employer contributions that the participant would otherwise have been eligible to receive under our 401(k) plan but for the $270,000 limit imposed by Section 401(a)(17) of the Internal Revenue Code. In addition, eligible employees may elect to voluntarily defer up to 80% of their base salary and 100% of their annual cash incentives to the SSP, and thereby defer income taxes on such amounts until distribution is made from the SSP. The Company does not match participants’ voluntary contributions to the SSP. The SSP provides for immediate vesting of the restoration match consistent with the immediate vesting of the Company match provided under our 401(k) plan. The Company will maintain notational accounts for each participant, and the employee and Company contributions may be invested in the mutual funds offered under the Company’s 401(k) plan.  The Company may amend, modify or terminate the SSP in its discretion and without the consent of any participant or beneficiary, but no such amendment, modification or termination may reduce the amounts credited to the accounts of a participant.

Directors Savings Plan.  The purpose of the Directors Savings Plan, which is administered by a retirement committee or other committee designated by the Board, is to provide members of the Board with a tax-deferred savings opportunity. The Directors Savings Plan allows directors to defer all or a portion of their cash directors’ fees and retainer by so electing before such fees and retainer have been earned. The Company will maintain notational accounts for each participant, and the participant contributions may be invested in the mutual funds offered under the Company’s 401(k) plan.  The Company may amend, modify or terminate the SSP in its discretion and without the consent of any participant or beneficiary, but no such amendment, modification or termination may reduce the amounts credited to the accounts of a participant.

The summaries of the plans described in this Item 5.02 do not purport to be complete and are qualified in their entirety by reference to the full text of the applicable plan filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 to this Current Report on Form 8-K, which plans are incorporated into this Item 5.02 by reference.

Directors Compensation

Each of the non-employee directors of the Company will receive compensation for their service as a director or committee member in accordance with plans and programs more fully described in the Information Statement in the section entitled “Management—Director Compensation,” which is incorporated into this Item 5.02 by reference.

Indemnification Agreements

In connection with the Separation, each of executive officers named above and each of the Company’s directors entered into an indemnification agreement with the Company substantially in the form attached as Exhibit 10.9 to Amendment No. 3 to the Company’s Registration Statement on Form 10, filed with the Commission on November 29, 2016 (File No. 001-37859).

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective January 31, 2017, each of the certificate of incorporation of the Company (the “Amended and Restated Certificate of Incorporation”) and the bylaws of the Company (the “Amended and Restated By-Laws”) were amended and restated. A description of the material provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws can be found in the Information Statement under the section entitled “Description of Bioverativ’s Capital Stock,” which is incorporated into this Item 5.03 by reference. The description set forth under this Item 5.03 is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, which are included in to this Current Report on Form 8-K as Exhibits 3.1 and 3.2, respectively.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Separation, the Board adopted a Code of Business Conduct and Ethics, a copy of which is available under the “Governance” section of the Company’s website at www.bioverativ.com.

Item 8.01. Other Events.

On February 1, 2017, the Company issued a press release announcing the completion of the Separation and the launch of its operations as an independent company. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01     Financial Statements and Exhibits

Exhibit No.	Description
2.1	Separation Agreement, dated as of January 31, 2017, by and between Biogen Inc. and Bioverativ Inc.*
2.2	Transition Services Agreement, dated as of February 1, 2017, by and between Biogen Inc. and Bioverativ Inc.*

2.3	Tax Matters Agreement, dated as of January 31, 2017, by and between Biogen Inc. and Bioverativ Inc.*
2.4	Manufacturing and Supply Agreement, dated as of January 31, 2017, by and between Biogen Inc. and Bioverativ Inc.*
2.5	Employee Matters Agreement, dated as of January 31, 2017, by and between Biogen Inc. and Bioverativ Inc.
2.6	Intellectual Property License Agreement, dated as of February 1, 2017, by and between Biogen Inc. and Bioverativ Inc.*
3.1	Amended and Restated Certificate of Incorporation of Bioverativ Inc. (Filed as Exhibit 4.1 to our Registration Statement on Form S-8 filed on January 31, 2017 (File No. 333-215837)).
3.2	Amended and Restated By-Laws of Bioverativ Inc. (Filed as Exhibit 4.2 to our Registration Statement on Form S-8 filed on January 31, 2017 (File No. 333-215837)).
10.1	Bioverativ Inc. 2017 Performance-Based Management Incentive Plan
10.2	Bioverativ Inc. 2017 Omnibus Equity Plan (Filed as Exhibit 99.1 to our Registration Statement on Form S-8 filed on January 31, 2017 (File No. 333-215837)).
10.3	Bioverativ Inc. 2017 Non-Employee Directors Equity Plan (Filed as Exhibit 99.1 to our Registration Statement on Form S-8 filed on January 31, 2017 (File No. 333-215839)).
10.4	Bioverativ Inc. 2017 Employee Stock Purchase Plan (Filed as Exhibit 99.1 to our Registration Statement on Form S-8 filed on January 31, 2017 (File No. 333-215838)).
10.5	Bioverativ Inc. Supplemental Savings Plan
10.6	Bioverativ Inc. Voluntary Board of Directors Savings Plan
99.1	Press Release of Bioverativ Inc., dated February 1, 2017

*                      Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Biogen hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bioverativ Inc.

By:	/s/ John G. Cox
John G. Cox
Chief Executive Officer
Date: February 2, 2017

EXHIBIT INDEX

Exhibit Number	Description
2.1	Separation Agreement, dated as of January 31, 2017, by and between Biogen Inc. and Bioverativ Inc.*
2.2	Transition Services Agreement, dated as of February 1, 2017, by and between Biogen Inc. and Bioverativ Inc.*
2.3	Tax Matters Agreement, dated as of January 31, 2017, by and between Biogen Inc. and Bioverativ Inc.*
2.4	Manufacturing and Supply Agreement, dated as of January 31, 2017, by and between Biogen Inc. and Bioverativ Inc.*
2.5	Employee Matters Agreement, dated as of January 31, 2017, by and between Biogen Inc. and Bioverativ Inc.
2.6	Intellectual Property License Agreement, dated as of February 1, 2017, by and between Biogen Inc. and Bioverativ Inc.*
3.1	Amended and Restated Certificate of Incorporation of Bioverativ Inc. (Filed as Exhibit 4.1 to our Registration Statement on Form S-8 filed on January 31, 2017 (File No. 333-215837)).
3.2	Amended and Restated By-Laws of Bioverativ Inc. (Filed as Exhibit 4.2 to our Registration Statement on Form S-8 filed on January 31, 2017 (File No. 333-215837)).
10.1	Bioverativ Inc. 2017 Performance-Based Management Incentive Plan
10.2	Bioverativ Inc. 2017 Omnibus Equity Plan (Filed as Exhibit 99.1 to our Registration Statement on Form S-8 filed on January 31, 2017 (File No. 333-215837)).
10.3	Bioverativ Inc. 2017 Non-Employee Directors Equity Plan (Filed as Exhibit 99.1 to our Registration Statement on Form S-8 filed on January 31, 2017 (File No. 333-215839)).
10.4	Bioverativ Inc. 2017 Employee Stock Purchase Plan (Filed as Exhibit 99.1 to our Registration Statement on Form S-8 filed on January 31, 2017 (File No. 333-215838)).
10.5	Bioverativ Inc. Supplemental Savings Plan
10.6	Bioverativ Inc. Voluntary Board of Directors Savings Plan
99.1	Press Release of Bioverativ Inc., dated February 1, 2017

*                      Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Biogen hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.